VAN KAMPEN LIFE INVESTMENT TRUST
on behalf of its Portfolios,
Van Kampen Capital Growth Portfolio
Van Kampen Comstock Portfolio
Van Kampen Global Tactical Asset Allocation Portfolio
Van Kampen Government Portfolio
Van Kampen Growth and Income Portfolio
Van Kampen Mid Cap Growth Portfolio
(each, a “Portfolio”)

Supplement dated April 30, 2010
to each of the
Summary Prospectuses dated April 30, 2010
and the
Prospectuses dated April 30, 2010

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each of the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, each Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that each of the Portfolios be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of each of the Portfolios to newly formed funds (the “Acquiring Funds”), advised by an affiliate of Invesco, that have substantially the same investment objectives, principal investment strategies and risks as the Portfolios (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolios at a special meeting of shareholders. If shareholders of each of the Portfolios approve the Reorganization and certain other conditions to the closing of the Transaction are met, shareholders of the Portfolios will receive shares of the Acquiring Funds in exchange for their shares of the Portfolios. Upon completion of the proposed Reorganization, each of the Portfolios will dissolve pursuant to a plan of dissolution adopted by the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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